Exhibit 10.32.2

AMENDMENT NO. 1
AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 30, 2014 (this “Amendment”), among KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., a corporation with variable capital (sociedad anónima de capital variable) organized under the laws of Mexico (the “Borrower”), the guarantors party hereto (the “Subsidiary Guarantors”), the lenders party hereto (the “Consenting Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), Issuer and the Swing Line Lender.

PRELIMINARY STATEMENTS:
(1)The Borrower, the Lenders, the Administrative Agent, the Collateral Agent and others are parties to that certain Second Amended and Restated Credit Agreement, dated as of November 29, 2012 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)The Borrower has requested and the Consenting Lenders have agreed to amend certain provisions of the Credit Agreement as specified herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:
“Designated Person” is defined in Section 6.16.
“Sanctioned Country” is defined in Section 6.16.
“Sanctions” is defined in Section 6.16.
“Sanctions List” is defined in Section 6.16.
(b)    Section 2.3.1 of the Credit Agreement is hereby amended and restated as follows:
“In the case of Loans (other than Swing Line Loans), by delivering a Borrowing Request to the Administrative Agent (which the Administrative Agent shall promptly transmit to the Lenders) on or before 11:00 a.m., in the case of Base Rate Loans, or on or before 12:00 noon, in the case of LIBO Rate Loans, on a Business Day, the

NYDOCS02/1014547.9        KCSM - Amendment No 1 to
1    Second Amended and Restated Credit Agreement

Borrower may from time to time irrevocably request, on at least the same Business Day’s notice in the case of Base Rate Loans, or three Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five Business Days’ notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $3,000,000 and an integral multiple of $1,000,000, in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the Revolving Loan Commitment. The Borrowing Request shall include the Stated Maturity Date of the Loan which shall not be longer than six months from the requested issuance date of the Loan. With respect to the applicable Interest Period, the Borrower will designate an interest period of one, two, three or six months in the Borrowing Request. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the Type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of Loans other than Swing Line Loans, on or before 2:00 p.m., in the case of Base Rate Loans, or on or before 11:00 a.m., in the case of LIBO Rate Loans, on such Business Day each Lender shall deposit with the Administrative Agent Same Day Funds in an amount equal to such Lender’s Revolving Loan Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent Same Day Funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request no later than 3:00 p.m., in the case of Base Rate Loans, or 12:00 noon, in the case of LIBO Rate Loans, on the date of the borrowing.”
(c)    Section 4.5 of the Credit Agreement is hereby amended by inserting the phrase “or liquidity” immediately following the phrase “If any Change in Law affects or would affect the amount of capital”.
(d)    Section 5.2.1(a) of the Credit Agreement is hereby amended by inserting the phrase “(other than the representations and warranties set forth in Sections 6.6 and 6.7(a))” immediately preceding the phrase “shall be true and correct”.
(e)    Section 6.16 of the Credit Agreement is hereby amended by (v) inserting the words “(such Person, a “Designated Person”)” immediately after the words “a Person that is named as” in subclause (b)(ii) therein, (w) inserting the words “(or its equivalent, the “Sanctions List”)” immediately after the words “most current list” in subclause (b)(ii) therein, (x) deleting the word “or” at the end of subclause (b)(ii) therein, (y) replacing the period at the end of subclause (b)(iii) thereof with the text “; or” and (z) inserting the following as subclause (b)(iv) immediately after subclause (b)(iii) therein:

“(iv) located, organized, or resident in a country or territory (“Sanctioned Country”) that is, at any time, subject to comprehensive country-wide economic or financial sanctions or trade embargoes (such sanctions or embargoes, collectively, “Sanctions”) imposed, administered or enforced, from time to time by (x) the U.S.

NYDOCS02/1014547.9        KCSM - Amendment No 1 to
2    Second Amended and Restated Credit Agreement

government and administered by the U.S. Treasury Department’s Office of Foreign Asset Control, (y) the U.S. State Department, the U.S. Department of Commerce or the U.S. Treasury Department or (z) the United Nations Security Council.”
(f)    Section 7.1.6 of the Credit Agreement is hereby amended by (i) inserting the words “(a)” immediately before the words “The Borrower will” in the first sentence therein, (ii) redesignating clauses (a) through (d) therein as clauses (1) through (4) and (iii) inserting the following new paragraphs (b) and (c) at the end thereof:
“(b) The Borrower shall take reasonable steps designed to ensure that no Obligor, or any Affiliate of an Obligor, will knowingly, directly or indirectly, use the proceeds of the Credit Extensions:
1.for any purpose that would breach the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in other jurisdictions;
2.to fund, finance or facilitate any activities, business or transaction of or with any Designated Person or in any Sanctioned Country, or otherwise in violation of Sanctions, as such Sanctions Lists or Sanctions are in effect from time to time (in each case, subject to the requirements of the Concession Title and applicable Mexican law); or
3.in any other manner that could reasonably be expected to result in the violation of any applicable Sanctions by the Administrative Agent, any Lender or any Issuer (subject to the requirements of the Concession Title and applicable Mexican law).
(c) The Borrower shall take reasonable steps designed to ensure that no Obligor, or any Affiliate of an Obligor, will knowingly use funds or assets obtained directly or indirectly from transactions with or otherwise relating to (i) any Designated Person or (ii) any Sanctioned Country, in each case to pay or repay any amount owing under any of the Loan Documents (in each case, subject to the requirements of the Concession Title and applicable Mexican law).”
(g)    Section 7.2.2(k) of the Credit Agreement is hereby amended by deleting the second instance of the text “clause (j)” appearing therein and inserting the text “clause (j)(z)” in lieu thereof.
SECTION 2.    Conditions of Effectiveness to Amendments. Section 1 of this Amendment shall become effective on the date when, and only when, the following conditions shall have been satisfied or waived in accordance with Section 10.1 of the Credit Agreement (such date, the “Amendment No. 1 Effective Date”):
(a)    The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) the Borrower, (ii) the Subsidiary Guarantors (together with the Borrower, the “Loan Parties”), (iii) the Administrative Agent, the Collateral Agent, the Issuer and the Swing Line Lender, and (iv) the Consenting Lenders constituting Required Lenders or, as

NYDOCS02/1014547.9        KCSM - Amendment No 1 to
3    Second Amended and Restated Credit Agreement

to any of the foregoing parties, written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment.
(b)    A certificate of the President or a Vice President of the Borrower, dated the Amendment No. 1 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 1 Effective Date), certifying as to the representations and warranties set forth in Sections 4(b) and (c) being true and correct.
(c)    The Administrative Agent shall have received evidence of payment of any amounts payable to J.P. Morgan Securities LLC in connection with this Amendment.
SECTION 3.    Consent; Reaffirmation, Effect of this Amendment, Etc..
(a)    For purposes of determining compliance with the conditions specified in Section 2 above, each Consenting Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Persons unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from any such Person prior to the Amendment No. 1 Effective Date specifying its objection thereto.
(b)    The Borrower and each other Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby (i) affirms and confirms its guarantee (in the case of each Loan Party other than the Borrower) of the Obligations under the Loan Documents and (ii) acknowledges and agrees that such guarantee continue in full force and effect in respect of the Obligations under the Credit Agreement and the other Loan Documents.
(c)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 1 Effective Date, each reference in any Loan Document to the Credit Agreement, to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” or all purposes of the Credit Agreement and the other Loan Documents.
SECTION 4.    Representations and Warranties. Each Loan Party represents and warrants to the Agents and the Lenders that, on and as of the date hereof and on and as of the Amendment No. 1 Effective Date:

NYDOCS02/1014547.9        KCSM - Amendment No 1 to
4    Second Amended and Restated Credit Agreement

(a)    (i) The execution, delivery and performance by such party of this Amendment and the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, and (ii) this Amendment has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of such party contained in the Credit Agreement and any other Loan Document are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(c)    Both before and after giving effect to this Amendment, no Default or an Event of Default under the Credit Agreement has occurred and is continuing.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or other form of electronic communication of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 7.    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 8.    Jurisdiction; Consent to Service of Process.
(a)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this or any of the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees

NYDOCS02/1014547.9        KCSM - Amendment No 1 to
5    Second Amended and Restated Credit Agreement

that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)    Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any of the transactions contemplated hereby in any New York State or Federal court sitting in the Borough of Manhattan in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NYDOCS02/1014547.9        KCSM - Amendment No 1 to
6    Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., as Borrower

By: ________________________________
Name:
Title:
ARRENDADORA KCSM, S. DE R.L. DE C.V., as Subsidiary Guarantor

By: ________________________________
Name:
Title:
HIGHSTAR HARBOR HOLDINGS MÉXICO, S. DE R.L. DE C.V., as Subsidiary Guarantor

By: ________________________________
Name:
Title:
MTC PUERTA MÉXICO, S. DE R.L. DE C.V., as Subsidiary Guarantor

By: ________________________________
Name:
Title:
VAMOS A MÉXICO, S.A. DE C.V., as Subsidiary Guarantor

By: ________________________________
Name:
Title:

NYDOCS02/1014547        KCSM - Amendment No. 1 to
Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: ________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Issuer, Swing Line Lender and Lender

By: ________________________________
Name:
Title:

[LENDER]

By: ________________________________
Name:
Title:

NYDOCS02/1014547        KCSM - Amendment No. 1 to
Second Amended and Restated Credit Agreement